STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH SHORT-TERM ASSET RESERVE (STAR) FUND

                     Financial Statements for the Year Ended
                                December 31, 1998

                                     [LOGO]

                     STANDISH, AYER & WOOD INVESTMENT TRUST

February 25, 1999

Dear Standish, Ayer and Wood Investment Trust Shareholder:

We are writing to provide you with a review of developments at Standish, Ayer & Wood, as they relate to the activities of the Investment Trust.

The financial markets had a wild year in 1998. Following the disarray in Asia and, more directly, the de facto Russian default in mid-August, a large part of the world's financial markets simply shut down. Many sectors of the U.S. markets were paralyzed. Spurred by a second easing of monetary policy by the Federal Reserve in mid-October, the markets reopened and staged a dramatic recovery.

Performance within subsets of the major asset classes varied greatly. Bonds generally produced positive returns, but less liquid issues with any degree of perceived credit risk underperformed. Emerging market securities were eviscerated during the third quarter spasm and recovered only partially in the fourth. By far the best returns in the U.S. equity markets were registered by a relatively narrow group of higher price/earnings ratio, larger capitalization stocks. The disparity in return between the larger cap stocks and smaller cap stocks, as measured by the Standard & Poor's 500 and the Russell 2000 indexes was an astounding 31%!

While some funds managed by Standish did well relative to their benchmarks and most funds produced good absolute returns, too many underperformed their benchmarks in 1998. In bonds, our holdings of corporate credits and mortgages underperformed U.S. Treasury securities, the latter representing a significant portion of the major indexes. In equities, our preference for lower price/earnings ratios led to an overweighting in mid cap stocks that suffered relative to larger cap stocks with significantly higher valuations.

We have expended considerable time and effort trying to learn the correct lessons from 1998. We have determined that much of the underperformance was generic to our style and that 1998 was an aberrant year, with valuation on holiday in many sectors. We are deeply committed to the view that valuation is extremely important in making investment judgments. We are dedicated to our philosophy and unalterably convinced that our strategy of buying securities that are inexpensive relative to their fundamentals is an excellent path to sustainable excess returns over the long term.

Notwithstanding the chaotic markets, we are pleased that Standish has benefited from extraordinary stability of both our clients and our professional team. At the end of 1998, total assets under management for our clients were $46.2 billion, compared with $39.3 billion at the end of 1997. We have experienced growth in virtually all asset categories, especially equities. The Standish Funds increased assets from $5.7 billion to $6.5 billion during the year, with about 75% of the growth representing additions from existing clients.

The Standish team has also grown significantly, from 232 members at the beginning of 1998 to 276 members at the end of the year. Our 97 investment officers have average investment experience of 15 years. Fifty-six officers have advanced degrees (typically an MBA) and 65 have some advanced professional accreditation (virtually all Chartered Financial Analysts). There have been no changes in the 24 individuals (all with CFAs) who own Standish, Ayer & Wood.

At the end of 1998, the Standish Board of Directors elected four new associate directors: Susan Coan, one of the key managers in our taxable client group; David Horsfall, head of our large bond trading operation; Phil Leonardi, a major contributor to expanding our equity assets; and Jennifer Pline, who holds major responsibilities for serving large, fixed income clients. We have elected 13 new vice presidents and 17 new assistant vice presidents of Standish, Ayer & Wood.

In this environment, there are no shortages of challenges and opportunities. Our first priority remains to produce superior long-term investment performance for our clients. We believe we have the investment disciplines and the professional team to achieve that goal. In those asset classes in which our returns were subpar in 1998, we have a special impetus to produce superior results in the future. With our portfolios attractively priced compared to the relevant benchmarks, we see potential for significant excess return when the markets become more focused on investment value.

We believe that we are in partnership with our clients. We would like to assure you of our dedication to fulfilling your needs while expressing our great appreciation for your confidence in Standish.

Sincerely yours,


/s/ Ted Ladd                                         /s/ George Noyes

Edward H. Ladd, Chairman                             George W. Noyes, President

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH SHORT-TERM ASSET RESERVE (STAR) FUND

                       Management Discussion and Analysis

Short maturity bonds performed well in 1998, reflecting the trend of declining of interest rates. The STAR Fund generated 5.75%, outperforming the 5.09% return of the IBC Money Fund Average by 66 basis points. Primarily, the Fund benefited from the longer maturity structure and yield curve positioning, allowing it to outperform money markets with minimal additional volatility.

The first half of 1998 was characterized by stable to slightly rising interest rates as the domestic economic growth was offset by declining inflation and continued weakness in Asia. During this period the yield on the one year Treasury bill averaged 5.35%. Returns on non-Treasury holdings (particularly floating rate notes and asset-backed securities) generated significant outperformance for the Fund.

The second half of the year saw yields decline due to a "flight to quality" as unrest in emerging markets and the collapse of hedge funds crossed the headlines. Uncertainty about corporate profitability and new fears that the U.S. economy would head toward recession caused credit related securities to underperform. The high premium for liquidity further contributed to underperformance by all securities other than the most recently issued U.S. Treasury notes. In an attempt to restore investor confidence and liquidity to the market, as well as to fight the slowing global economic trends, the Federal Reserve reduced overnight interest rates from 5.5% to 4.75%. Reflecting this activity, the yield on the one year Treasury bill traded as low as 3.85% in October, from 5.37% on June 30, before finishing the year at 4.52%. For the last six months of the year the Fund's longer average maturity provided significant excess return. This performance offset the lag from credit related securities during the third quarter.

Throughout 1998 the average maturity of the Fund was held fairly constant at approximately one year. Our general strategy is to avoid making major changes in duration over the short term, having a longer term outlook and making modest changes as conditions warrant. The Fund began the year with a larger position in Treasuries and agencies. The Treasury holdings were reduced later in the year in favor of agencies, high quality corporates and commercial paper as these valuations became more attractive.

For a highly volatile environment, the Fund fared exceptionally well. With a yield advantage over standard money markets in a stable to declining interest rate environment, enhanced cash portfolios offer attractive alternative with (slight) attendant additional risk. We are dedicated in our efforts to continuing to add value for our shareholders and appreciate your continued support.

Sincerely yours,


/s/ Barbara J. McKenna                               /s/ Jennifer A. Pline

Barbara J. McKenna                                   Jennifer A. Pline

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH SHORT-TERM ASSET RESERVE (STAR) FUND

             Comparison of Change in Value of $100,000 Investment in
                   Standish STAR Fund and IBC Donoghue Average

[The following table was originally a line chart in the printed material.]

                                             Standish          IBC Donoghue
                                             STAR Fund             Index
                                             ---------             -----

Inception 1/3/1989                            1000000             1000000
Jan-1989                                      1005600             1007100
Feb-1989                                      1010089             1013646
Mar-1989                                      1015754             1021350
Apr-1989                                      1027279             1029010
May-1989                                      1037566             1037036
Jun-1989                                      1051606             1044607
Jul-1989                                      1063908             1052232
Aug-1989                                      1062778             1059703
Sep-1989                                      1069559             1067227
Oct-1989                                      1082056             1074698
Nov-1989                                      1089131             1081791
Dec-1989                                      1095012             1089039
Jan-1990                                      1097612             1096226
Feb-1990                                      1104281             1102694
Mar-1990                                      1109701             1109861
Apr-1990                                      1113371             1116854
May-1990                                      1127304             1124113
Jun-1990                                      1138171             1131195
Jul-1990                                      1149490             1138548
Aug-1990                                      1154650             1145835
Sep-1990                                      1163002             1152824
Oct-1990                                      1169373             1160087
Nov-1990                                      1181649             1167047
Dec-1990                                      1193350             1174166
Jan-1991                                      1202052             1181094
Feb-1991                                      1209627             1186881
Mar-1991                                      1218431             1193053
Apr-1991                                      1228855             1198780
May-1991                                      1235455             1204414
Jun-1991                                      1242382             1209834
Jul-1991                                      1252919             1215399
Aug-1991                                      1265366             1220990
Sep-1991                                      1275024             1226240
Oct-1991                                      1286814             1231513
Nov-1991                                      1296627             1236316
Dec-1991                                      1305613             1241138
Jan-1992                                      1303945             1245482
Feb-1992                                      1310047             1249218
Mar-1992                                      1316574             1253216
Apr-1992                                      1324245             1256975
May-1992                                      1333962             1260746
Jun-1992                                      1344076             1264276
Jul-1992                                      1344676             1267816
Aug-1992                                      1351987             1271113
Sep-1992                                      1360161             1274163
Oct-1992                                      1353218             1277221
Nov-1992                                      1352389             1280159
Dec-1992                                      1362353             1283231
Jan-1993                                      1374096             1286311
Feb-1993                                      1382891             1289012
Mar-1993                                      1388260             1291977
Apr-1993                                      1395987             1294819
May-1993                                      1396818             1297668
Jun-1993                                      1403584             1300523
Jul-1993                                      1407996             1303384
Aug-1993                                      1415953             1306251
Sep-1993                                      1420485             1309125
Oct-1993                                      1424728             1312136
Nov-1993                                      1427046             1315023
Dec-1993                                      1431637             1318047
Jan-1994                                      1439587             1321079
Feb-1994                                      1437189             1323853
Mar-1994                                      1432455             1327030
Apr-1994                                      1430065             1330348
May-1994                                      1430865             1334206
Jun-1994                                      1433312             1338209
Jul-1994                                      1442707             1342491
Aug-1994                                      1448863             1347055
Sep-1994                                      1452009             1351635
Oct-1994                                      1456658             1356636
Nov-1994                                      1457963             1361792
Dec-1994                                      1464055             1367375
Jan-1995                                      1474266             1373391
Feb-1995                                      1486063             1379160
Mar-1995                                      1494313             1385642
Apr-1995                                      1503807             1392016
May-1995                                      1517571             1398558
Jun-1995                                      1526043             1404852
Jul-1995                                      1533692             1411454
Aug-1995                                      1541387             1417806
Sep-1995                                      1549702             1423902
Oct-1995                                      1559695             1430168
Nov-1995                                      1568926             1436317
Dec-1995                                      1578991             1442637
Jan-1996                                      1589988             1448841
Feb-1996                                      1591780             1454346
Mar-1996                                      1596122             1460163
Apr-1996                                      1602020             1465858
May-1996                                      1608016             1471135
Jun-1996                                      1617038             1476873
Jul-1996                                      1623946             1482928
Aug-1996                                      1630988             1489008
Sep-1996                                      1641397             1494964
Oct-1996                                      1653610             1501093
Nov-1996                                      1662341             1507098
Dec-1996                                      1667703             1513277
Jan-1997                                      1675743             1519481
Feb-1997                                      1680058             1525103
Mar-1997                                      1684069             1531356
Apr-1997                                      1694531             1537635
May-1997                                      1705434             1544095
Jun-1997                                      1714435             1550424
Jul-1997                                      1725503             1557090
Aug-1997                                      1732316             1563786
Sep-1997                                      1743424             1570197
Oct-1997                                      1753023             1576792
Nov-1997                                      1758162             1583257
Dec-1997                                      1766688             1590065
Jan-1998                                      1779442             1596902
Feb-1998                                      1784420             1603130
Mar-1998                                      1793693             1610024
Apr-1998                                      1801395             1616625
May-1998                                      1810089             1623415
Jun-1998                                      1818707             1630295
Aug-1998                                      1841512             1644345
Sep-1998                                      1851617             1651087
Oct-1998                                      1857962             1657692
Nov-1998                                      1858953             1664488
Dec-1998                                       186830              167098

                     Standish, Ayer & Wood Investment Trust
                     Standish Short-Term Asset Reserve Fund

                       Statement of Assets and Liabilities
                                December 31, 1998
--------------------------------------------------------------------------------

Assets
   Investment in Standish Short-Term Asset Reserve Portfolio
       ("Portfolio"), at value (Note 1A)                                                               $ 260,723,259
   Receivable for Fund shares sold                                                                         2,521,686
   Prepaid expenses                                                                                              245
                                                                                                       -------------
       Total assets                                                                                      263,245,190

Liabilities
   Payable for Fund shares redeemed                                                  $ 3,012,469
   Distributions payable                                                                 207,881
   Accrued accounting and transfer agent fees                                              3,178
   Accrued expenses and other liabilities                                                 17,586
                                                                                     -----------
       Total liabilities                                                                                   3,241,114
                                                                                                       -------------
Net Assets                                                                                             $ 260,004,076
                                                                                                       =============
Net Assets consist of:
   Paid-in capital                                                                                     $ 271,932,991
   Accumulated net realized loss                                                                         (11,156,682)
   Distributions in excess of net investment income                                                         (251,900)
   Net unrealized depreciation                                                                              (520,333)
                                                                                                       -------------
Total Net Assets                                                                                       $ 260,004,076
                                                                                                       =============
Shares of beneficial interest outstanding                                                                 13,376,420
                                                                                                       =============
Net Asset Value, offering and redemption price per share
   (Net Assets/Shares outstanding)                                                                     $       19.44
                                                                                                       =============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                     Standish Short-Term Asset Reserve Fund

                             Statement of Operations
                      For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

Investment Income (Note 1B)
   Interest income allocated from Portfolio                                                             $ 17,303,788
   Expenses allocated from Portfolio                                                                        (878,874)
                                                                                                        ------------
       Net investment income allocated from Portfolio                                                     16,424,914

Expenses
   Accounting and transfer agent fees                                                     $  33,399
   Legal and audit services                                                                  31,039
   Registration fees                                                                         14,451
   Insurance expense                                                                          3,549
   Miscellaneous                                                                             16,355
                                                                                          ---------
       Net expenses                                                                                           98,793
                                                                                                        ------------
          Net investment income                                                                           16,326,121
                                                                                                        ------------

Realized and Unrealized Gain (Loss)
   Net realized gain allocated from Portfolio on:
       Investment security transactions                                                   $  68,452
                                                                                          ---------
          Net realized gain                                                                                   68,452

   Change in unrealized appreciation (depreciation) allocated from Portfolio on:
       Investment securities                                                               (634,230)
                                                                                          ---------
          Change in net unrealized appreciation (depreciation)                                              (634,230)
                                                                                                        ------------
       Net realized and unrealized loss on investments                                                      (565,778)
                                                                                                        ------------
Net Increase in Net Assets from Operations                                                              $ 15,760,343
                                                                                                        ============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                     Standish Short-Term Asset Reserve Fund

                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                     Year Ended         Year Ended
                                                                                    December 31,       December 31,
                                                                                        1998               1997
                                                                                  ----------------    ---------------
Increase (decrease) in Net Assets
From Investment Operations
   Net investment income                                                           $  16,326,121       $  13,722,244
   Net realized gain (loss)                                                               68,452            (544,274)
   Change in net unrealized appreciation (depreciation)                                 (634,230)            355,566
                                                                                   -------------       -------------
   Net increase in Net Assets from Investment Operations                              15,760,343          13,533,536
                                                                                   -------------       -------------

Distributions to Shareholders
   From net investment income                                                        (16,326,120)        (13,714,508)
                                                                                   -------------       -------------
   Total distributions to shareholders                                               (16,326,120)        (13,714,508)
                                                                                   -------------       -------------

Fund Share (principal) Transactions (Note 5)
   Net proceeds from sale of shares                                                  293,554,353         227,565,089
   Value of shares issued to shareholders in payment of distributions
      declared                                                                        12,854,947           9,749,484
   Cost of shares redeemed                                                          (291,596,448)       (185,450,205)
                                                                                   -------------       -------------
   Increase in Net Assets from Fund share transactions                                14,812,852          51,864,368
                                                                                   -------------       -------------
Total Increase in Net Assets                                                          14,247,075          51,683,396

Net Assets
   At beginning of year                                                              245,757,001         194,073,605
                                                                                   -------------       -------------
   At end of year (including distributions in excess of net investment income
      of $251,900 and $159,329, respectively)                                      $ 260,004,076       $ 245,757,001
                                                                                   =============       =============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                     Standish Short-Term Asset Reserve Fund

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                    Year Ended December 31,
                                               -----------------------------------------------------------------
                                               1998 (1)        1997           1996          1995          1994
                                               ----------    ----------     ---------     ---------     --------
Net Asset Value, Beginning of Year             $   19.48     $   19.50      $  19.55      $  19.22      $  19.79
                                               ---------     ---------      --------      --------      --------
Investment Operations:
   Net investment income                            1.13          1.15          1.11          1.13          1.01
   Net realized and unrealized gain (loss)
      on investments                               (0.04)        (0.02)        (0.04)         0.33         (0.57)
                                               ---------     ---------      --------      --------      --------
Total from investment operations                    1.09          1.13          1.07          1.46          0.44
                                               ---------     ---------      --------      --------      --------
Less distributions to shareholders:
   From net investment income                      (1.13)        (1.15)        (1.12)        (1.12)        (1.01)
   In excess of net investment income                 --            --            --         (0.01)           --
                                               ---------     ---------      --------      --------      --------
Total distributions to shareholders                (1.13)        (1.15)        (1.12)        (1.13)        (1.01)
                                               ---------     ---------      --------      --------      --------
Net Asset Value, End of Year                   $   19.44     $   19.48      $  19.50      $  19.55      $  19.22
                                               =========     =========      ========      ========      ========

Total Return                                        5.75%         5.94%         5.62%         7.85%         2.27%

Ratios/Supplemental Data:
   Expenses (to average daily net assets)           0.35%         0.36%         0.35%         0.33%         0.33%
   Net investment income (to average daily
      net assets)                                   5.81%         5.89%         5.75%         5.95%         5.24%
   Portfolio turnover (2)                             --           119%          156%          208%          154%
   Net assets, end of year (000 omitted)       $ 260,004     $ 245,757      $194,074      $243,500      $277,017

--------------------------------------------

(1)   Calculated based on average shares outstanding.

(2) Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                     Standish Short-Term Asset Reserve Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Significant Accounting Policies:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Short-Term Asset Reserve Fund (the "Fund") is a separate diversified investment series of the Trust.

      On January 2, 1998, the Fund contributed substantially all of its investable assets to the Standish Short-Term Asset Reserve Portfolio (the "Portfolio"). The Fund currently invests all of its investable assets in an interest of the Portfolio, a subtrust of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, and has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 99.6% at December 31, 1998). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Investment security valuations

      The Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      B. Securities transactions and income

      Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

      C. Federal taxes

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. At December 31, 1998, the Fund, for federal income tax purposes, had capital loss carry overs which will reduce the Fund's taxable income arising from future net realizable gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carry overs are as follows:

                              Capital Loss
                               Carry Over              Expiration
                         ----------------------  ----------------------
                               $3,071,161              12/31/2000
                                1,512,610              12/31/2001
                                5,263,400              12/31/2002
                                  568,968              12/31/2003
                                  277,757              12/31/2004
                                  381,998              12/31/2005
                                   80,787              12/31/2006

                     Standish, Ayer & Wood Investment Trust
                     Standish Short-Term Asset Reserve Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      D. Other

      All net investment income and realized and unrealized gains and losses of the Portfolio are allocated pro rata among all of the investors in the Portfolio.

(2)   Distributions to Shareholders:

      Dividends from net investment income will be declared and distributed quarterly. The Fund's dividends from short-term and long-term capital gains, if any, after reduction by capital losses will be declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and capital gains distributions, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of asset backed securities Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income and accumulated net realized gain (loss).

(3)   Investment Advisory Fee:

      The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish, Ayer & Wood, Inc. ("SA&W") for such services. See
      Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. The Trust pays no compensation directly to its trustees who are affiliated with SA&W or to its officers, all of whom receive remuneration for their services to the Trust from the SA&W. Certain of the trustees and officers of the Trust are limited partners or officers of SA&W.

(4)   Investment Transactions:

      Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 1998, aggregated $291,072,536 and $294,495,239, respectively.

(5)   Shares of Beneficial Interest:

      The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                   Year Ended            Year Ended
                                                               December 31, 1998     December 31, 1997
                                                              ---------------------  -----------------
      Shares sold.........................................          15,063,028           11,681,922
      Shares issued to shareholders in
         payment of distributions declared................             659,576              500,402
      Shares redeemed.....................................         (14,962,667)          (9,519,545)
                                                                   -----------           ----------
      Net increase........................................             759,937            2,662,779

      At December 31, 1998, three shareholders were record owners of approximately 17%, 13% and 10% respectively of the total outstanding shares of the Fund.

                        Report of Independent Accountants

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Short-Term Asset Reserve Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Short-Term Asset Reserve Fund (the "Fund"), at December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (herein referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 18, 1999

                     Standish, Ayer & Wood Investment Trust
                   Standish Short-Term Asset Reserve Portfolio

                   Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

                                                         Expected
                                                         Maturity                          Par              Value
Security                                       Rate     (Unaudited)      Maturity         Value           (Note 1A)
----------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 86.0%

Asset Backed -- 38.4%
Advanta Mortgage Loan Trust 1993-4 A1         5.500%    03/28/01        03/25/2010        $  546,589  $       535,615
Amresco 1997-1 B1A Non-ERISA FRN(a)           6.456%    02/28/99        03/25/2027         5,550,000        5,249,086
Auto Finance Group 1997-A A                   6.350%    12/05/99        10/15/2002         2,342,740        2,351,526
BCI Home Equity 1994-1 B(a)                   6.220%    02/28/99        03/29/2044         1,442,502        1,433,025
Case Equipment Loan Trust 1997-B C            6.410%    02/26/00        09/15/2004         3,978,465        3,987,790
Charming Shoppes Master Trust 1994-1 A        7.000%    04/13/99        04/15/2003         3,500,000        3,509,844
Charter Financial Corp 1994-1A                7.400%    11/20/98        10/25/2001           304,290          304,290
Chase Manhattan Auto Owner 1997-B             6.750%    03/15/01        01/15/2004         3,825,000        3,923,912
Chase Manhattan Credit Card
     Master Trust 1996-3 A                    7.040%                    02/15/2004         5,000,000        5,193,359
Chemical Master Credit Card Trust 1995-2 A    6.230%    08/24/00        06/15/2003         5,140,000        5,215,455
Delta Funding Home Equity 1996-1 A5           7.400%    10/24/00        07/25/2013         5,000,000        5,094,531
Delta Funding Home Equity 1998-2 A3F          6.240%    10/16/06        05/15/2025         3,000,000        3,004,102
Delta Funding Home Equity Loan 1998-1 2A(a)   5.252%    03/31/99        05/25/2030         3,237,262        3,213,994
Equicredit Home Equity 1993-4 A               5.725%    02/27/01        12/15/2008         1,011,564        1,007,771
Equicredit Home Equity 1998-1 A3F             6.225%    12/12/00        12/15/2012         2,852,000        2,859,130
Green Tree Acc Corp. 1998-6 A3                5.930%    10/05/00        04/01/2009         6,050,000        6,070,752
Greentree Home Equity 1997-3 A2               6.490%    04/04/99        07/15/2028         1,323,317        1,324,971
Gulf States Auto Grantor Trust 1996-B A       6.600%    10/07/99        05/25/2003         2,385,720        2,387,956
IMC Home Equity Ln Trust 97-3 A4              6.840%    11/21/99        10/20/2013         5,000,000        5,004,688
IMC Home Equity Trust 1996-3 A3               7.270%    04/29/99        04/25/2011         2,520,792        2,523,549
Independent National Mortgage
     Corp. 1998-2 A2                          6.170%    04/30/01        12/25/2011         4,900,000        4,906,125
Premier Auto Trust 1997-2 A2                  6.010%                    11/06/1999         1,018,888        1,018,888
Standard Credit Card 1994-3 B                 7.000%    04/05/99        04/07/2001         2,225,000        2,231,252
Standard Credit Card 1998-1 A6(a)             6.737%    03/31/99        03/23/2003         4,674,000        4,672,539
TMS Home Equity 1996-A5 ERISA                 6.850%    10/11/99        06/15/2019         4,000,000        4,023,125
TMS Home Equity 1996-C A3                     7.070%    04/19/99        12/15/2016         2,682,684        2,692,745
TMS Home Equity Trust 1996-D A1O(a)           5.851%    03/31/99        04/15/2028         2,904,962        2,885,295
TMS Home Equity Trust 1998-1 AV1(a)           5.710%    03/31/99        06/15/2029         4,102,512        4,070,461
UCFC Home Equity Loan Trust 1994-D A4         8.775%    09/08/99        02/10/2016         3,746,554        3,809,777
UCFC Home Equity Loan Trust 1996 A1 A5        6.500%    10/01/99        03/15/2016         4,000,000        4,005,000
World Omni Auto Lease 1996-A A1 ERISA         6.300%    02/28/99        06/25/2002         1,920,321        1,922,721
                                                                                                      ----------------
Total Asset Backed (Cost $100,909,568)                                                                    100,433,274
                                                                                                      ----------------

Corporate -- 39.5%

Bank Bonds -- 10.0%
Banponce Corp.                                6.270%                    03/04/1999         6,400,000        6,402,739
Huntington Bank                               6.150%                    01/07/1999         1,550,000        1,550,047
Key Corp.                                     8.400%                    04/01/1999         5,300,000        5,339,008
MBNA Corp.(a)                                 5.756%                    05/05/1999         3,000,000        3,001,020
MTN-MBNA American Bank                        7.120%                    04/12/1999         2,850,000        2,860,517
Nations Bank                                  5.750%                    03/15/2001         2,500,000        2,521,250

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                   Standish Short-Term Asset Reserve Portfolio

                   Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

                                                         Expected
                                                         Maturity                           Par             Value
Security                                       Rate     (Unaudited)      Maturity          Value          (Note 1A)
---------------------------------------------------------------------------------------------------------------------
Bank Bonds (continued)
Sovereign Bancorp                             6.750%                    07/01/2000       $ 4,555,000  $     4,565,112
                                                                                                      ---------------
                                                                                                           26,239,693
                                                                                                      ---------------

Financial -- 20.6%
American Express Centuri Bank(a)              5.644%                    07/12/1999         2,500,000        2,502,800
Bear Stearns Co.                              7.625%                    09/15/1999         1,000,000        1,013,350
Bear Stearns Co.(a)                           4.300%                    01/14/1999         2,800,000        2,786,000
Beneficial Corp.                              8.170%                    11/09/1999         3,950,000        4,046,420
Carramerica Realty Corp.                      6.625%                    10/01/2000         3,050,000        3,042,406
Chrysler Corp. Medium Term Notes              5.250%                    10/19/2000         2,750,000        2,732,895
CIT Group Holdings                            6.250%                    09/30/1999         5,000,000        5,043,600
Conseco                                       6.400%                    06/15/2001         6,500,000        6,261,970
Dean Witter Discover(a)                       4.240%                    03/10/1999         2,800,000        2,753,940
Finova Financial Corp.                        6.750%                    03/25/1999         5,000,000        5,009,750
Goldman Sachs, Inc. 144A(a)                   5.604%                    01/26/1999         3,000,000        3,000,000
Household Financial Corp.                     6.000%                    05/08/2000         2,000,000        2,010,044
Lehman Brothers                               6.330%                    08/01/2000         3,000,000        2,994,990
Lehman Brothers Holding Inc.                  6.000%                    02/26/2001         4,000,000        3,970,459
Wellsford Residential Property REIT(a)        5.570%    03/31/99        11/24/1999         6,750,000        6,753,780
                                                                                                      ---------------
                                                                                                           53,922,404
                                                                                                      ---------------

Industrial Bonds -- 8.9%
Chrysler Finance Corp. Senior Notes           9.500%                    12/15/1999         3,000,000        3,117,660
Coca-Cola Co.  144A                           6.000%                    03/15/2001         4,175,000        4,217,151
COMDISCO Inc.                                 6.500%                    06/15/2000         5,750,000        5,772,310
Cox Enterprises 144A                          6.250%                    08/26/1999         6,460,000        6,488,657
USA Waste Services Inc.                       6.125%                    07/15/2001         3,500,000        3,533,639
                                                                                                      ---------------
                                                                                                           23,129,417
                                                                                                      ---------------

Total Corporate (Cost $103,374,695)                                                                       103,291,514
                                                                                                      ---------------

Government/Other -- 3.6%

EuroDollar -- 0.9%
St. Georges Euro(a)                           6.750%    03/31/99        07/14/2000         2,285,800        2,285,800
                                                                                                      ---------------

Yankee Bonds -- 2.7%
St. Georges Bank 144A Notes                   6.875%                    04/01/1999         2,150,000        2,159,030
Tyco International                            6.125%                    06/15/2001         5,000,000        5,048,150

                                                                                                      ---------------
                                                                                                            7,207,180
                                                                                                      ---------------

Total Government/Other (Cost $9,450,556)                                                                    9,492,980
                                                                                                      ---------------

U.S. Government Agency -- 4.5%

Pass Thru Securities -- 4.5%

FHLMC(a)                                      7.855%    02/01/23        02/01/2023           113,356          113,626
FHLMC Gold 5 Yr                               7.000%    04/30/99        08/01/1999         1,003,167        1,008,810

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                   Standish Short-Term Asset Reserve Portfolio

                   Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

                                                         Expected
                                                         Maturity                           Par              Value
Security                                       Rate     (Unaudited)      Maturity          Value           (Note 1A)
---------------------------------------------------------------------------------------------------------------------
Pass Thru Securities (continued)
FHLMC Gold 5 Yr                               8.000%    08/31/99        02/01/2000 -
                                                                        07/01/2000        $  980,108  $       998,790

FNMA                                          5.920%    07/05/99        07/05/2001         5,000,000        5,013,300
FNMA                                          8.500%    01/31/02        12/01/2026         4,553,516        4,768,351
                                                                                                      ---------------
Total U.S. Government Agency (Cost $11,887,485)                                                            11,902,877
                                                                                                      ---------------

TOTAL BONDS AND NOTES (COST $225,622,304)                                                                 225,120,645
                                                                                                      ---------------

SHORT-TERM INVESTMENTS -- 13.1%

Commercial Paper -- 7.7%
Cummings Engine Corp.                         0.000%                    02/19/99           7,300,000        7,224,078
Browning Ferris Corp.                         6.200%                    01/14/99           5,000,000        4,950,917
Ciesco                                        5.350%                    02/04/99           5,000,000        4,972,507
Occidental Petroleum                          6.150%                    01/04/99           3,000,000        2,984,112
                                                                                                      ---------------
                                                                                                           20,131,614
                                                                                                      ---------------

U.S. Government Agency -- 4.7%
FHMLC Discount Notes                          4.980%                    01/08/99           1,650,000        1,649,093
FNMA Discount Notes                           4.800%                    01/07/99           1,000,000          999,590
FHLB Discount Notes                           4.250%                    01/07/99           9,800,000        9,789,996
                                                                                                      ---------------
                                                                                                           12,438,679
                                                                                                      ---------------

Repurchase Agreements -- 0.7%
Prudential-Bache Repurchase Agreement, dated 12/31/98, due 1/4/99, with a maturity value of $1,713,148 and an effective yield of 3.95%, collateralized by a U.S. Government Agency Obligation with a rate of 7.685%, a maturity date of
12/1/24 and a market value of $1,746,704.                                                                   1,712,397
                                                                                                      ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $34,299,874)                                                            34,282,690
                                                                                                      ---------------

TOTAL INVESTMENTS -- 99.1% (COST $259,922,178)                                                        $   259,403,335

Other Assets, Less Liabilities -- 0.9%                                                                      2,335,085
                                                                                                      ===============

NET ASSETS -- 100%                                                                                    $   261,738,420
                                                                                                      ===============


Notes to the Schedule of Investments:
144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration.
FHLB - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
REIT - Real Estate Investment Trust
(a) Variable Rate Security; rate indicated is as of 12/31/98.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                   Standish Short-Term Asset Reserve Portfolio

                       Statement of Assets and Liabilities
                                December 31, 1998
--------------------------------------------------------------------------------

Assets
   Investments, at value (Note 1A) (identified cost, $259,922,178)                                     $ 259,403,335
   Interest and dividends receivable                                                                       2,277,529
   Reclaim receivable                                                                                         78,507
   Deferred organization costs (Note 1E)                                                                       8,097
   Prepaid expenses                                                                                            1,992
                                                                                                       -------------
       Total assets                                                                                      261,769,460
                                                                                                       -------------

Liabilities
   Accrued accounting and custody fees                                               $    10,017
   Accrued trustees' fees and expenses (Note 2)                                            4,490
   Accrued expenses and other liabilities                                                 16,533
                                                                                     -----------
       Total liabilities                                                                                      31,040
                                                                                                       -------------
Net Assets (applicable to investors' beneficial interests)                                             $ 261,738,420
                                                                                                       =============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                   Standish Short-Term Asset Reserve Portfolio

                             Statement of Operations
                         For the period January 2, 1998
                         (commencement of operations) to
                                December 31, 1998
--------------------------------------------------------------------------------

Investment Income (Note 1C)
   Interest income                                                                                      $ 17,434,018
                                                                                                        ------------
       Total income                                                                                       17,434,018

Expenses
   Investment advisory fee (Note 2)                                                       $ 709,540
   Accounting and custody fees                                                              121,516
   Legal and audit services                                                                  27,429
   Trustees' fees and expenses (Note 2)                                                      17,152
   Insurance expense                                                                          6,294
   Amortization of organization expense (Note 1E)                                             2,017
   Miscellaneous                                                                                800
                                                                                          ---------
       Total expenses                                                                                        884,748
                                                                                                        ------------
          Net investment income                                                                           16,549,270
                                                                                                        ------------

Realized and Unrealized Gain (Loss)
   Net realized gain
       Investment securities transactions                                                    67,070
                                                                                          ---------
          Net realized gain                                                                                   67,070

   Change in unrealized appreciation (depreciation)
       Investment securities                                                               (632,740)
                                                                                          ---------
          Change in net unrealized appreciation (depreciation)                                              (632,740)
                                                                                                        ------------
       Net realized and unrealized loss                                                                     (565,670)
                                                                                                        ------------
Net Increase in Net Assets from Operations                                                              $ 15,983,600
                                                                                                        ============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                   Standish Short-Term Asset Reserve Portfolio

                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                              For the Period
                                                                             January 2, 1998
                                                                       (commencement of operations)
                                                                            December 31, 1998
                                                                      -------------------------------
Increase (decrease) in Net Assets
From Investment Operations
   Net investment income                                                     $  16,549,270
   Net realized gain                                                                67,070
   Change in net unrealized appreciation (depreciation)                           (632,740)
                                                                             -------------
      Net increase in Net Assets from Investment
      Operations                                                                15,983,600
                                                                             -------------

Capital Transactions
   Assets contributed by Standish Short Term Asset
      Reserve Fund at commencement (including
      unrealized appreciation of $113,897)                                     248,286,826
   Contributions                                                               305,080,235
   Withdrawals                                                                (307,612,241)
                                                                             -------------
      Increase in Net Assets resulting from
      capital transactions                                                     245,754,820
                                                                             -------------
Total Increase in Net Assets                                                   261,738,420

Net Assets
   At beginning of period                                                               --
                                                                             -------------
   At end of period                                                          $ 261,738,420
                                                                             =============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                   Standish Short-Term Asset Reserve Portfolio

                                Supplemental Data
--------------------------------------------------------------------------------

                                                                               For the period
                                                                              January 2, 1998
                                                                        (commencement of operations)
                                                                            to December 31, 1998
                                                                       -------------------------------
Ratios:
Expenses (to average daily net assets)                                                0.31%+
Net investment income (to average daily net assets)                                   5.83%+
Portfolio Turnover                                                                     113%
Net assets, end of period (000s omitted)                                          $261,738

-------------------------------------------------
+  Computed on an annualized basis.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                   Standish Short-Term Asset Reserve Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Significant Accounting Policies:

      Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended as an open-end, management investment company. Standish Short-Term Asset Reserve Portfolio (the "Portfolio") is a separate diversified investment series of the Portfolio Trust.

      On January 2, 1998 the Short-Term Asset Reserve Fund contributed substantially all of its investable assets to the Portfolio. At December 31, 1998 there were two funds invested in the Portfolio. The value of each Fund's investment in the Portfolio reflects the Funds' proportionate interest in the net assets of the Portfolio. The proportionate interest at December 31, 1998 of the Standish Short-Term Asset Reserve Fund and the Merrimac Short-Term Asset Reserve Series were approximately 99.6% and 0.4%, respectively.

      The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Investment security valuations

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

      B. Repurchase agreements

      It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

      C. Securities transactions and income

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount on long-term debt securities when required for federal income tax purposes. Realized gains and losses from securities sold are recorded on the identified cost basis.

                     Standish, Ayer & Wood Investment Trust
                   Standish Short-Term Asset Reserve Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      D. Income Taxes

      The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio allocates at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

      E. Deferred Organizational Expenses

      Costs incurred by the Portfolio in connection with its organization and initial registration are being amortized on a straight-line basis through January 2003.

(2)   Investment Advisory Fee:

      The investment advisory fee paid to Standish, Ayer & Wood, Inc. ("SA&W") for overall investment advisory services is paid monthly at the annual rate of 0.25% of the Portfolio's average daily net assets. The Portfolio Trust pays no compensation directly to its trustees who are affiliated with SA&W or to its officers, all of whom receive remuneration for their services to the Portfolio Trust from SA&W. Certain of the trustees and officers of the Portfolio Trust are directors or officers of SA&W.

(3)   Purchases and Sales of Investments:

      Purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

                                                                      Purchases         Sales
                                                                    ------------    ------------
      U.S. Government Securities.................................   $128,744,468    $104,806,778
                                                                    ============    ============
      Investments (non-U.S. Government Securities)...............   $233,419,802    $101,952,506
                                                                    ============    ============

(4)   Federal Income Tax Basis of Investment Securities:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1998, as computed on a federal income tax basis, were as follows:

         Aggregate Cost.........................................................   $259,922,178
                                                                                   ============

         Gross unrealized appreciation..........................................        438,305
         Gross unrealized depreciation..........................................       (957,148)
                                                                                   ------------
         Net unrealized depreciation............................................   $   (518,843)
                                                                                   ============

                     Standish, Ayer & Wood Investment Trust
                   Standish Short-Term Asset Reserve Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(5)   Financial Instruments:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in Parts A & B of the Master Portfolio registration statement.

      The Portfolio trades the following financial instruments with off-balance sheet risk:

      Options

      Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Portfolio may use options to hedge against risks of market exposure and changes in security prices, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased option is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparties do not perform under the contracts' terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option purchased by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no outstanding written option contracts at December 31, 1998.

                          Independent Auditors' Report

      To the Trustees of Standish, Ayer & Wood Master Portfolio and Investors of Standish Short-Term Asset Reserve Portfolio:

      In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplemental data present fairly, in all material respects, the financial position of Standish Short-Term Asset Reserve Portfolio, at December 31, 1998, the results of its operations, the changes in its net assets and the supplemental data for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and supplemental data (herein referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


      PricewaterhouseCoopers LLP
      Boston, Massachusetts
      February 18, 1999


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